Exhibit 4.4

First Supplemental Indenture

Dated as of July 1, 2020

to the Indenture

Dated as of November 29, 2017

PACIFIC GAS AND ELECTRIC COMPANY

Issuer

and

BOKF, N.A.

Trustee

i

FIRST SUPPLEMENTAL INDENTURE, dated as of July 1, 2020 (this “First Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (the “Company” or the “Issuer”), and BOKF, N.A., a national banking association organized and existing under the laws of the United States of America, as successor Trustee under the Base Indenture (as hereinafter defined) (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture, dated as of November 29, 2017 (the “Base Indenture”), as supplemented by this First Supplemental Indenture, dated as of July 1, 2020 (this “First Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), providing for the issuance by the Company of an unlimited principal amount of Bonds (as defined in the Base Indenture) and Additional Bonds (as defined in the Base Indenture) in accordance with the Base Indenture.

B. The Base Indenture providing for the issuance of (i) $1,150,000,000 in aggregate principal amount of the Company’s 3.30% Senior Notes due 2027 (the “3.30% Senior Notes due 2027”) and (ii) $850,000,000 in aggregate principal amount of the Company’s 3.95% Senior Notes due 2047 (the “3.95% Senior Notes due 2047”), has been previously executed and delivered to the Trustee.

C. Under Section 7.07(a) of the Base Indenture, the Company covenanted that it will not issue, incur, assume or permit to exist any Debt if such Debt is secured by a Lien on any Principal Property (whether such Principal Property was owned at the Issue Date (as defined in the Base Indenture) or thereafter acquired), unless the Company provides that Outstanding Bonds will be equally and ratably secured by such Liens for as long as any such Debt shall be so secured, subject to certain exceptions set forth in the Base Indenture.

D. Under Section 13.01(b) of the Base Indenture, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental thereto to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Bonds of one or more specified series; or to surrender any right or power therein conferred upon the Company.

E. The Company intends to execute and deliver that certain Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, the “Mortgage Indenture”), pursuant to which the Company intends to issue first mortgage bonds thereunder secured by a lien on and security interest in certain property of the Company as provided in the Mortgage Indenture (the “Mortgaged Property”).

F. The Company desires to amend the Base Indenture and each of the 3.30% Senior Notes due 2027 and the 3.95% Senior Notes due 2047 to set forth the terms upon which the Company shall issue such first mortgage bonds to the Trustee for the benefit of the Holders of each of the 3.30% Senior Notes due 2027 and the 3.95% Senior Notes due 2047 (collectively, the “Secured Bonds”) as collateral security for the payment of the Secured Bonds.

G. The execution and delivery of this First Supplemental Indenture has been authorized by a Board Resolution (as defined in the Base Indenture).

H. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Base Indenture) pursuant to Section 13.03 of the Base Indenture.

I. The Company has done all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

J. NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and for the equal and proportionate benefit of Holders of the Secured Bonds with respect to all provisions herein applicable to each such series of Secured Bonds, as follows:

ARTICLE ONE

RELATION TO INDENTURE; ADDITIONAL DEFINITIONS

Section 101 Relation to Indenture. This First Supplemental Indenture constitutes an integral part of the Indenture.

Section 102 Additional Definitions. Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Base Indenture; provided, however, that, where a term is defined both in this First Supplemental Indenture and in the Base Indenture, the meaning given to such term in this First Supplemental Indenture shall control for purposes of this First Supplemental Indenture and the Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE TWO

AMENDMENT OF BASE INDENTURE, THE 3.30% SENIOR NOTES DUE 2027 AND THE

3.95% SENIOR NOTES DUE 2047

Section 201 Appendix A. Appendix A of the Base Indenture is hereby replaced in entirety with Exhibit A to this First Supplemental Indenture.

Section 202 The Base Indenture (Notes Amended). The Base Indenture is hereby amended by amending and restating the defined terms “2027 Notes” and “2047 Notes” as follows:

“2027 Notes” is replaced with “3.30% Senior Notes due 2027” issued on May 15, 2018.

“2047 Notes” is replaced with “3.95% Senior Notes due 2047” issued on April 2, 2018.

Section 203 The Base Indenture (3.15 Amended). The Base Indenture is hereby amended by the addition of Section 3.15 thereto, to read as follows:

“Section 3.15 Global Bonds; Appointment of Depositary for Global Bonds.

The 3.30% Senior Notes due 2027 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee. The Company hereby initially appoints DTC to act as the Depositary with respect to all 3.30% Senior Notes due 2027, and the 3.30% Senior Notes due 2027 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

Each Global Bond shall represent such of the 3.30% Senior Notes due 2027 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.30% Senior Notes due 2027 from time to time endorsed thereon and that the aggregate principal amount of 3.30% Senior Notes due 2027 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.30% Senior Notes due 2027 represented thereby shall be reflected by the Trustee on Schedule A attached to the 3.30% Senior Notes due 2027 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 204 The Base Indenture (3.16 Amended). The Base Indenture is hereby amended by the addition of Section 3.16 thereto, to read as follows:

“Section 3.16 Collateral Security for the 3.30% Senior Notes due 2027.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 3.30% Senior Notes due 2027, the Company shall issue and deliver the 3.30% First Mortgage Bond, Collateral Series due 2027 (the “3.30% Collateral Mortgage Bonds due 2027”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.30% Collateral Mortgage Bonds due 2027 will be applied to satisfy any obligations under the 3.30% Senior Notes due 2027 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.30% Collateral Mortgage Bonds due 2027 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.30% Collateral Mortgage Bonds due 2027 in the aggregate principal amount of $1,150,000,000 and (B) the Company has delivered the 3.30% Collateral Mortgage Bonds due 2027 to the Trustee in the aggregate principal amount of $1,150,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.30% Collateral Mortgage Bonds due 2027, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.30% Collateral Mortgage Bonds due 2027, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b) The 3.30% Collateral Mortgage Bonds due 2027 shall be fully registered in the name of the Trustee. Until the 3.30% Collateral Mortgage Bonds due 2027 are released in accordance with Section 3.18 of the Indenture, the Trustee shall hold the 3.30% Collateral Mortgage Bonds due 2027 in trust for the benefit of the Holders from time to time of the 3.30% Senior Notes due 2027 as security for any and all obligations of the Company with respect to the 3.30% Senior Notes due 2027, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.30% Senior Notes due 2027 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.30% Senior Notes due 2027, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.30% Senior Notes due 2027, when and as the same shall become due and payable in accordance with the terms and provisions hereof or the 3.30% Senior Notes due 2027.

(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.30% Collateral Mortgage Bonds due 2027 delivered to the Trustee.”

Section 205 The Base Indenture (3.17 Amended). The Base Indenture is hereby amended by the addition of Section 3.17 thereto, to read as follows:

“Section 3.17 Actions with Respect to 3.30% Collateral Mortgage Bonds due 2027.

(a) Except for the safe custody of any 3.30% Collateral Mortgage Bonds due 2027 in its possession and the accounting for moneys actually received by it with respect to the 3.30% Collateral Mortgage Bonds due 2027, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.30% Collateral Mortgage Bonds due 2027 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Secured Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.30% Collateral Mortgage Bonds due 2027. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.30% Collateral Mortgage Bonds due 2027 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.30% Senior Notes due 2027, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.30% Collateral Mortgage Bonds due 2027, in which case such direction must be from holders of such greater percentage in principal amount of the 3.30% Senior Notes due 2027.

(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 3.30% Senior Notes due 2027 is required with respect to the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.30% Collateral Mortgage Bonds due 2027, it shall promptly transmit such notices to the holders of the 3.30% Senior Notes due 2027 in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of 3.30% Senior Notes due 2027, by holding such 3.30% Senior Notes due 2027 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.30% Collateral Mortgage Bonds due 2027, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture.

(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 3.30% Senior Notes due 2027 and the 3.30% Senior Notes due 2027 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Base Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.30% Senior Notes due 2027, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.30% Collateral Mortgage Bonds due 2027.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.30% Senior Notes due 2027, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of 3.30% Senior Notes due 2027, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.30% Collateral Mortgage Bonds due 2027, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.30% Collateral Mortgage Bonds due 2027, (iii) reducing the rate or extending the time of payment of interest on the 3.30% Collateral Mortgage Bonds due 2027, or reducing the principal amount of the 3.30% Collateral Mortgage Bonds due 2027, or (iv) limiting the right of the Trustee (as the holder of the 3.30% Collateral Mortgage Bonds due 2027) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.30% Collateral Mortgage Bonds due 2027 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 206 The Base Indenture (3.18 Amended). The Base Indenture is hereby amended by the addition of Section 3.18 thereto, to read as follows:

“Section 3.18 Release of Liens in Respect of 3.30% Collateral Mortgage Bonds due 2027; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.30% Senior Notes due 2027 (but, for avoidance of doubt, not any other series of Bonds then outstanding under this Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.30% Collateral Mortgage Bonds due 2027 on behalf of the holders of the 3.30% Senior Notes due 2027 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.30% Collateral Mortgage Bonds due 2027, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.30% Collateral Mortgage Bonds due 2027 delivered to the Company in accordance with this Section 3.18 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.30% Senior Notes due 2027, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.30% Senior Notes due 2027 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.30% Collateral Mortgage Bonds due 2027 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.30% Collateral Mortgage Bonds due 2027 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 207 The Base Indenture (3.19 Amended). The Base Indenture is hereby amended by the addition of Section 3.19 thereto, to read as follows:

“Section 3.19 Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.30% Senior Notes due 2027 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.30% Senior Notes due 2027, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 208 The Base Indenture (3.20 Amended). The Base Indenture is hereby amended by the addition of Section 3.20 thereto, to read as follows:

“Section 3.20 No Transfer of 3.30% Collateral Mortgage Bonds due 2027. The Company shall cause all of the 3.30% Collateral Mortgage Bonds due 2027 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by this Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.30% Collateral Mortgage Bonds due 2027.”

Section 209 Bond Exchange. The Company desires to exchange the original Global Bonds representing the 3.30% Senior Notes due 2027, dated May 15, 2018 (the “Original Global Bonds”) for the amended and restated Global Bond set forth in Exhibit A hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.30% Senior Notes due 2027”) incorporating the amendments effected by this First Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.30% Senior Notes due 2027 and the cancellation of the Original Global Bonds, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.30% Senior Notes due 2027 representing the 3.30% Senior Notes due 2027 in the aggregate principal amount of $1,150,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.30% Senior Notes due 2027 to be exchanged for the Original Global Bonds, cancel the Original Global Bonds and deliver the cancelled Original Global Bonds to the Company in accordance with the instructions set forth in the Company Request.

Section 210 The Base Indenture (3.21 Amended). The Base Indenture is hereby amended by the addition of Section 3.21 thereto, to read as follows:

“Section 3.21 Global Bonds; Appointment of Depositary for Global Bonds.

The 3.95% Senior Notes due 2047 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee, and shall bear the legend prescribed in Exhibit A, as applicable. The Company hereby initially appoints DTC to act as the Depositary with respect to all 3.95% Senior Notes due 2047, and the 3.95% Senior Notes due 2047 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

Each Global Bond shall represent such of the 3.95% Senior Notes due 2047 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.95% Senior Notes due 2047 from time to time endorsed thereon and that the aggregate principal amount of 3.95% Senior Notes due 2047 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.95% Senior Notes due 2047 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.95% Senior Notes due 2047 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 211 The Base Indenture (3.22 Amended). The Base Indenture is hereby amended by the addition of Section 3.22 thereto, to read as follows:

“Section 3.22 Collateral Security for the 3.95% Senior Notes due 2047.

(a) For the purpose of providing collateral security for the obligations of the Company with respect to the 3.95% Senior Notes due 2047, the Company shall issue and deliver the 3.95% First Mortgage Bond, Collateral Series due 2047 (the “3.95% Collateral Mortgage Bonds due 2047”) to the Trustee pursuant to the Second Supplemental Mortgage Indenture. For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.95% Collateral Mortgage Bonds due 2047 will be applied to satisfy any obligations under the 3.95% Senior Notes due 2047 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.95% Collateral Mortgage Bonds due 2047 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.95% Collateral Mortgage Bonds due 2047 in the aggregate principal amount of $850,000,000 and (B) the Company has delivered the 3.95% Collateral Mortgage Bonds due 2047 to the Trustee in the aggregate principal amount of $850,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.95% Collateral Mortgage Bonds due 2047, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.95% Collateral Mortgage Bonds due 2047, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b) The 3.95% Collateral Mortgage Bonds due 2047 shall be fully registered in the name of the Trustee. Until the 3.95% Collateral Mortgage Bonds due 2047 are released in accordance with Section 3.24, the Trustee shall hold the 3.95% Collateral Mortgage Bonds due 2047 in trust for the benefit of the Holders from time to time of the 3.95% Senior Notes due 2047 as security for any and all obligations of the Company with respect to the 3.95% Senior Notes due 2047, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.95% Senior Notes due 2047 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.95% Senior Notes due 2047, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.95% Senior Notes due 2047, when and as the same shall become due and payable in accordance with the terms and provisions hereof or the 3.95% Senior Notes due 2047.

(c) The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.95% Collateral Mortgage Bonds due 2047 delivered to the Trustee.”

Section 212 The Base Indenture (3.23 Amended). The Base Indenture is hereby amended by the addition of Section 3.23 thereto, to read as follows:

“Section 3.23 Actions with Respect to 3.95% Collateral Mortgage Bonds due 2047.

(a) Except for the safe custody of any 3.95% Collateral Mortgage Bonds due 2047 in its possession and the accounting for moneys actually received by it with respect to the 3.95% Collateral Mortgage Bonds due 2047, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.95% Collateral Mortgage Bonds due 2047 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Secured Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.95% Collateral Mortgage Bonds due 2047 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.95% Collateral Mortgage Bonds due 2047. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.95% Collateral Mortgage Bonds due 2047 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.95% Senior Notes due 2047, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.95% Collateral Mortgage Bonds due 2047, in which case such direction must be from holders of such greater percentage in principal amount of the 3.95% Senior Notes due 2047.

(b) To the extent that any consent or instruction from the Trustee and/or the holders of the 3.95% Senior Notes due 2047 is required with respect to the 3.95% Collateral Mortgage Bonds due 2047 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.95% Collateral Mortgage Bonds due 2047, it shall promptly transmit such notices to the holders of the 3.95% Senior Notes due 2047 in accordance with the Indenture.

(c) It is expressly understood and agreed by the Company (and, with respect to any holder of 3.95% Senior Notes due 2047, by holding such 3.95% Senior Notes due 2047 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, this Indenture or the Mortgage Indenture (other than those statements, representations or warranties expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.95% Collateral Mortgage Bonds due 2047, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d) Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.95% Collateral Mortgage Bonds due 2047 and/or the Mortgage Indenture.

(e) If an Event of Default under the Indenture occurs and is continuing with respect to the 3.95% Senior Notes due 2047 and the 3.95% Senior Notes due 2047 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Base Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.95% Senior Notes due 2047, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.95% Collateral Mortgage Bonds due 2047.

(f) With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.95% Senior Notes due 2047, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.95% Collateral Mortgage Bonds due 2047 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of 3.95% Senior Notes due 2047, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.95% Collateral Mortgage Bonds due 2047 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.95% Collateral Mortgage Bonds due 2047, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.95% Collateral Mortgage Bonds due 2047, (iii) reducing the rate or extending the time of payment of interest on the 3.95% Collateral Mortgage Bonds due 2047, or reducing the principal amount of the 3.95% Collateral Mortgage Bonds due 2047, or (iv) limiting the right of the Trustee (as the holder of the 3.95% Collateral Mortgage Bonds due 2047) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.95% Collateral Mortgage Bonds due 2047 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 213 The Base Indenture (3.24 Amended). The Base Indenture is hereby amended by the addition of Section 3.24 thereto, to read as follows:

“Section 3.24 Release of Liens in Respect of 3.95% Collateral Mortgage Bonds due 2047; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.95% Senior Notes due 2047 (but, for avoidance of doubt, not any other series of Bonds then outstanding under this Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.95% Collateral Mortgage Bonds due 2047 on behalf of the holders of the 3.95% Senior Notes due 2047 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.95% Collateral Mortgage Bonds due 2047, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.95% Collateral Mortgage Bonds due 2047 delivered to the Company in accordance with this Section 3.24 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.95% Senior Notes due 2047, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.95% Senior Notes due 2047 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.95% Collateral Mortgage Bonds due 2047 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.95% Collateral Mortgage Bonds due 2047 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 214 The Base Indenture (3.25 Amended). The Base Indenture is hereby amended by the addition of Section 3.25 thereto, to read as follows:

“Section 3.25 Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.95% Senior Notes due 2047 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.95% Senior Notes due 2047, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 215 The Base Indenture (3.26 Amended). The Base Indenture is hereby amended by the addition of Section 3.26 thereto, to read as follows:

“Section 3.26 No Transfer of 3.95% Collateral Mortgage Bonds due 2047. The Company shall cause all of the 3.95% Collateral Mortgage Bonds due 2047 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by this Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.95% Collateral Mortgage Bonds due 2047.”

Section 216 Bond Exchange. The Company desires to exchange the original Global Bonds representing the 3.95% Senior Notes due 2047, dated April 2, 2018 (the “Original 2047 Global Bonds”) for the amended and restated Global Bond set forth in Exhibit A hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.95% Senior Notes due 2047”) incorporating the amendments effected by this First Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.95% Senior Notes due 2047 and the cancellation of the Original 2047 Global Bonds, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.95% Senior Notes due 2047 representing the 3.95% Senior Notes due 2047 in the aggregate principal amount of $850,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.95% Senior Notes due 2047 to be exchanged for the Original 2047 Global Bonds, cancel the Original 2047 Global Bonds and deliver the cancelled Original 2047 Global Bonds to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE THREE

PAYING AGENT, TRANSFER AGENT AND BOND REGISTRAR

Section 301 Paying Agent, Transfer Agent and Bond Registrar.

The Trustee is hereby appointed as successor Paying Agent, transfer agent and Bond Registrar for the Secured Bonds. Place of Payment of the Secured Bonds shall be the Corporate Trust Office of the Trustee.

ARTICLE FOUR

MISCELLANEOUS PROVISIONS

Section 401 Concerning the Trustee.

In acting under and by virtue of this First Supplemental Indenture, the Trustee shall have all of the rights, protections, privileges, indemnities and immunities given to it in the Base Indenture. The Trustee shall have no responsibility for the validity or sufficiency of this First Supplemental Indenture. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

Section 402 Application of First Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this First Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Indenture shall apply only to the Secured Bonds and not to any other series of Bonds established under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this First Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

Section 403 Effective Date of First Supplemental Indenture.

This First Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

Section 404 Governing Law.

The laws of the State of New York shall govern this First Supplemental Indenture and the Secured Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 405 Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed First Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer

By:	/s/ Margaret K. Becker
Name:	Margaret K. Becker
Title:	Senior Director and Treasurer

BOKF, N.A.,
as Trustee

By:	/s/ George F. Kabin
Name:	George F. Kabin
Title:	Senior Vice President

Signature Page to First Supplemental Indenture

EXHIBIT A

FORM OF AMENDED AND RESTATED 3.30% SENIOR NOTES

DUE DECEMBER 1, 2027

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $1,150,000,000	ISSUE DATE: May 15, 2018	INTEREST RATE: 3.30% per annum

MATURITY DATE: December 1, 2027	INTEREST PAYMENT DATES: June 1 and December 1, commencing June 1, 2018	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.30% SENIOR NOTES DUE DECEMBER 1, 2027

(Fixed Rate)

No. [•] CUSIP No: 694308 HW0	Principal Amount: $[•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including November 29, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing June 1, 2018 at the rate of 3.30% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.30% Senior Note due December 1, 2027 (this “Senior Note,” and together with all other 3.30% Senior Notes due December 1, 2027, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 and November 15 preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from November 29, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as 3.30% Senior Notes due 2027 referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.30% Senior Notes Due December 1, 2027

This 3.30% Senior Note due December 1, 2027 is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under the Indenture, dated as of November 29, 2017 and as amended by the First Supplemental Indenture, dated as of July 1, 2020 (as so amended, the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is designated as the 3.30% Senior Notes due December 1, 2027 established by the Company under the Indenture and initially issued in an aggregate principal amount of $1,150,000,000 on May 15, 2018. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.30% Collateral Mortgage Bonds due 2027”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.30% Collateral Mortgage Bonds due 2027, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to September 1, 2027 (the date that is three months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was September 1, 2027 (the date that is three months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 15 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after September 1, 2027 (the date that is three months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date. For purposes of this Senior Note, “Comparable Treasury Issue” means the United States

Treasury security selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of this Senior Note, assuming, for such purpose, that this Senior Note matured on September 1, 2027 (the date that is three months prior to the Maturity Date)), that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Senior Note.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $100,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your signature:
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

The initial principal amount of this Global Bond is $[•]. The following increases or decreases in this Global Bond have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Bond	Amount of increase in Principal Amount of this Global Bond	Principal Amount of this Global Bond following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

FORM OF AMENDED AND RESTATED 3.95% SENIOR NOTES

DUE DECEMBER 1, 2047

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. THIS GLOBAL BOND IS EXCHANGEABLE FOR BONDS REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR ITS NOMINEE ONLY IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR BONDS IN CERTIFICATED FORM, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $850,000,000	ISSUE DATE: May 15, 2018	INTEREST RATE: 3.95% per annum

MATURITY DATE: December 1, 2047	INTEREST PAYMENT DATES: June 1 and December 1, commencing June 1, 2018	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

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PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.95% SENIOR NOTES DUE DECEMBER 1, 2047

(Fixed Rate)

No. [•] CUSIP No: 694308 HY6	Principal Amount: $[•]

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including November 29, 2017 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing June 1, 2018 at the rate of 3.95% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.95% Senior Note due December 1, 2047 (this “Senior Note,” and together with all other 3.95% Senior Notes due December 1, 2047, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 and November 15 preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from November 29, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

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Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated 3.95% Senior Notes due 2047 referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

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Reverse of Amended and Restated 3.95% Senior Notes Due December 1, 2047

This 3.95% Senior Note due December 1, 2047 is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under the Indenture, dated as of November 29, 2017 and as amended by the First Supplemental Indenture, dated as of July 1, 2020 (as so amended, the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is designated as the 3.95% Senior Notes due December 1, 2047 established by the Company under the Indenture and initially issued in an aggregate principal amount of $850,000,000 on May 15, 2018. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.95% Collateral Mortgage Bonds due 2047”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.95% Collateral Mortgage Bonds due 2047, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to June 1, 2047 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was June 1, 2047 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after June 1, 2047 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date. For purposes of this Senior Note, “Comparable Treasury Issue” means the United States Treasury security

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selected by the applicable Quotation Agent as having a maturity comparable to the remaining term of this Senior Note, assuming, for such purpose, that this Senior Note matured on June 1, 2047 (the date that is six months prior to the Maturity Date)), that would be used, at the time of the selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Senior Note.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $100,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

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The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

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The Senior Notes are issuable only in registered form without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Your signature:
Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

(Signature must be guaranteed)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL BOND

The initial principal amount of this Global Bond is $[•]. The following increases or decreases in this Global Bond have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Bond	Amount of increase in Principal Amount of this Global Bond	Principal Amount of this Global Bond following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

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